Exhibit 10.8

Certain confidential and commercially sensitive information has been excluded from the exhibit because it is both (i) not material and (ii) the type of information that the registrant treats as private or confidential. Such excluded information is indicated with “[**]” in the exhibit where the information has been omitted.

ADDENDUM 3

Addendum to Master Services Agreement between Knorex Inc. and [*****] dated December 29, 2020

WHEREAS, Knorex Inc. ("Knorex") and [*****] formally known as [*****] ([*****]) previously executed that certain Master Services Agreement dated December 29, 2020, ("MSA"), and

WHEREAS, Knorex and [*****] wish to add on a new Exhibit C under Section 22 of the MSA.

NOW, THEREFORE, Knorex and [*****] hereby agree as follows:

1. The following sentence shall be added onto the end of Section 22. Safeguard and Notification:

"The Parties agree to comply the Data Protection Annex attached as Exhibit C."

This Addendum shall become valid and enforceable upon signing by the parties listed below, who are duly authorized by their respective companies.

Knorex Inc.	[*****]
By: [*****]	By: [*****]
Signature	Signature
Wilson Chandra	[*****]
Name	Name
President	Chief Legal Officer
Title	Title
May 15, 2023	5/10/2023
Date	Date

Exhibit C

DATA PROTECTION ANNEX

GENERAL PROVISIONS

The Parties acknowledge that [*****] will act as a Controller or on behalf of the Controller which may be an affiliate or customer of [*****]. Provider will process Personal Data provided by [*****] or obtained on behalf of [*****] solely to provide Services and Deliverables to [*****] during the Term of the Project Order and only in accordance with the Project Order, this Annex and further written instructions of [*****], if any, without undue delay. Personal Data may be data controlled by [*****] or one of [*****]'s customers or affiliates.

Should Provider process Personal Data for a purpose other than that of compliance with the purpose of this Agreement, Provider shall become Controller in respect of the use of Personal Data for that purpose, taking responsibility for any breaches it may have caused.

DEFINITIONS

"Data Subject" means a natural person who can be identified, directly or indirectly, by reference to an identifier such as a name, an identification number, location data, or to one or more factors specific to the physical, physiological, genetic, mental, economic, cultural, or social identity of that person.

"**Personal Data**" means any information relating to a Data Subject.

Data Protection Laws means any law, regulation or rules that are enforceable against the Parties and relating to the processing of Personal Data provided or collected under this Agreement.

Where a law is applicable to the protection of personal information, the term "personal data" and "data subject," "Controller" (or "data controller" or "Business"), "Processor" (or "data processor" or "Service Provider"), shall be construed to have the meaning set forth in the applicable law. Examples of applicable law include, but are not limited to, Regulation (EU) 2016/679 ("GDPR"), the California Consumer Protection Act ("CCPA"), the Gramm-Leach-Bliley Act (US) or the Lei Geral de Protecao de Dado Pessoais ("LGPD").

ANTICIPATED PROCESSING

Details of Personal Data Processing Operations	The following are the details of Provider's processing of Personal Data provided by or collected for [*****] *(Check all that apply)*

Types of Personal Data		Categories of Data Subjects
X Identification & Contact data	☐Sensing data	☐Employee information
☐Vehicle data	☐Insurance data	X Customer information
☐Transaction data	☐Financial data	☐Provider information
☐Employment & education data	☐Medical data	X End user information
☐Technical, profile & usage data	☐Geolocation data	☐Job Applicant information
☐Marketing & communications data	☐Biometric data	☐Third party information
☐Special categories:		☐Other categories of Data Subjects
☐Racial and ethnic origin	☐Political opinions	Click here to insert text.
☐Health	☐Religious or philosophical beliefs	
☐Union membership	☐Sexual orientation	
☐ Citizen or Immigration Status		
☐Other types of Personal Data (Specify)		

Authorized Subprocessors	Any service providers or subcontractors engaged by Provider to process Personal Data provided by [*****] must be approved in writing by [*****]. [*****] approves the following to act as a subprocessor:
Authorized Processing Locations	Processing may be conducted only in the following countries:

Subcontractor Name	**Countries where Personal Data is processed**	**Description of services provided (*i.e. hosting, compiling, analyzing*)**

CERTIFICATION

The Parties agree that where Provider is a processor of data (under GDPR and similar laws) or service provider (under California law), Provider certifies that it understands that it is prohibited from the following and will comply with the restrictions:

1) Selling the Personal Data received from [*****] or under this Agreement
2) Retaining, using, or disclosing the Personal Data for any purpose other than for the specific purpose of performing the services specified in this agreement;
3) Retaining, using, or disclosing the Personal Data outside of the direct business relationship between the parties; and
4) Combining Personal Data with personal information received from or on behalf of another person or collected from its own interaction with the data subject other than to perform business purposes permitted under the applicable Data Protection Laws.

AGREED INSTRUCTIONS FOR PROCESSING.

1. **PRIVACY MANAGEMENT.** Provider warrants that it operates a comprehensive privacy program with (i) standards and processes intended to demonstrate that Provider´s products and services comply with applicable privacy laws, regulations, and contractual obligations; and (ii) processes for reviewing Provider´s standards and practices on an ongoing basis to ensure that they remain up to date. Provider shall ensure that access to Personal Data is limited to persons who have a business need for access in relation to the purposes for which the data was provided and to such parts of the Personal Data as are strictly necessary for authorized persons who have committed themselves to confidentiality to fulfill their duty. Provider shall provide evidence of confidentiality commitments to [*****], upon request.

Provider shall take reasonable steps to ensure the reliability of any of its authorized persons who have access to the Personal Data and shall make sure that all authorized persons are: (i) informed of the confidential nature of Personal Data; (ii) trained in relation to handling Personal Data; and (iii) aware of Provider's obligations in this respect.

2. **TECHNICAL AND ORGANIZATIONAL MEASURES.** Provider shall comply with all requirements relating to the security of processing Personal Data as required by applicable law and shall implement and maintain appropriate technical and organizational measures ensuring a level of protection that is reasonable and sufficient in terms of the risks related to the processing and the nature of the Personal Data to be protected. At a minimum, these will comply with the Security Requirements for Service Providers attached to the Master Agreement. Provider shall notify [*****] prior to adopting any new type of processing of Personal Data.

3. **ENGAGEMENT OF SUBPROCESSORS**. In case of any subprocessing (including by affiliates of Provider), Provider shall: (i) enter into a written contract with its approved subprocessor which imposes the same or at least equivalent obligations on the subprocessor as are imposed on Provider under this Project Order; such contract shall also include a description of the subcontracted data processing services, the right for [*****] to exercise audit rights with the subprocessor and the technical and organizational measures the subprocessor has to implement in such a manner that

the processing will meet the requirements of applicable law; (ii) upon request of [*****], provide [*****] with access to the relevant contractual clauses in documents with the subprocessor; (iii) adequately and regularly audit the subprocessor with respect to compliance with these requirements and document the results of such audits; and (iv) ensure an adequate level of data protection within the meaning of applicable data protection law for the subprocessor engaged by Provider, if such adequate level of data protection is not already ensured by applicable law. Provider shall remain fully liable to [*****] for the performance of the subprocessor´s obligations.

4. **DUTIES TO NOTIFY**

Provider shall inform [*****] in writing without undue delay but in any event not later than 24 hours after having become aware of violations of Provider´s contractual or statutory obligations or instructions issued by [*****], as well as complaints or investigations of supervisory authorities and incidents that result in an actual or potential infringement of the Personal Data processed on behalf of [*****] by Provider or any subprocessor ("Data Privacy Incident").

The written notification shall include the following: (i) the date of the Data Privacy Incident; (ii) a description of the Data Privacy Incident; (iii) the names of the persons whose Personal Data might possibly have been affected as well as a description of the type of the affected Personal Data; and (iv) any additional information required by law. In case of any Data Privacy Incident, Provider shall refrain from making any regulatory filings or publishing any notifications relating to the Data Privacy Incident without [*****]´s written authorization unless required by applicable law, and shall at its own expense (i) thoroughly investigate the Data Privacy Incident; (ii) take appropriate measures to remedy the situation; and (iii) support [*****] in fulfilling any statutory duties to inform affected persons or authorities in a timely and compliant manner.

Provider shall maintain a log of reportable breaches including facts, effects and remedial action taken.

5. **DUTIES TO ASSIST**

Provider shall assist [*****] in completing data protection impact assessments and risk assessments, when required, and shall assist [*****] in submitting consultations to regulators, where necessary.

Should Provider receive a request from a law enforcement or other governmental agency to disclose Personal Data, Provider will direct the agency to contact [*****] and promptly notify [*****] of such requests or complaints unless prohibited by law. Unless required by law, Provider shall not respond to an agency request or complaint involving [*****]'s Personal Data except with [*****]´s written approval of the response.

Provider shall notify [*****] within five (5) business days as to any requests from Data Subjects to exercise the rights under Data Protection Laws, together with any information that may be relevant to solve the request. Provider shall assist [*****] in responding to requests from the Data Subjects or [*****]'s customers as requested by [*****] or required by applicable law.

6. INTERNATIONAL DATA TRANSFERS.

If Personal Data includes Personal Data subject to GDPR and Provider is located (i) outside the EU/EEA and (ii) outside a country that is found by decision of the EU Commission to ensure an adequate level of data protection, Provider will enter into a transfer contract with [*****] or its affiliate entitled "Standard contractual clauses" pursuant to Commission Decision 2021/915 or subsequent similar agreements authorized by the EU Commission integrated with any additional organizational, contractual and technical measures required to guarantee an essentially equivalent level of protection or other form approved by the European Commission.

If Personal Data includes Personal Data subject to GDPR and Provider subcontracts services with a subprocessor that is located or otherwise transfers personal data outside the EU/EEA, or to a country that does not guarantee an adequate level of data protection according to the European Commission, Provider should enter into "Standard contractual clauses" pursuant to Commission Decision 2021/915 or subsequent similar agreements authorized by the EU Commission with such subprocessor and provide proof of this upon request.

If Personal Data includes data subject to privacy laws that restrict the transfer of such Personal Data from a country not subject to GDPR and Provider is located outside such country, Provider agrees to enter into a transfer contract with [*****] or its affiliate that complies with the applicable privacy law and contains sufficient organizational, contractual, and technical measure required to guarantee an appropriate level of protection.

To the extent there are inconsistencies between this Annex and a transfer contract, the provisions of the transfer contract shall prevail.

7. **AUDIT RIGHTS.** Upon reasonable notice to Provider, not to be requested more than once per year, [*****] may audit Provider´s compliance with its obligations hereunder. Provider will give [*****] (or a third party authorized by [*****]) access to information needed to evaluate Provider's compliance and, as necessary, access to Provider's facility and records. Provider shall maintain full and accurate records of its data processing activities relating to [*****] and keep records available for audit. Such records shall be compliant with the mandatory requirements of the Data Protection Laws.

8. **VIOLATION OF PRIVACY RIGHTS.**

Notwithstanding any of the other provisions in the Agreement or any Project Order, Provider shall indemnify, defend, and hold harmless [*****] and its affiliates and subsidiaries from all claims, damages, liabilities, losses, penalties, costs, and expenses, including court costs, investigative costs, and reasonable attorneys' fees, of any kind whatsoever, arising out of or resulting from (i) a breach of duty by Provider or its subprocessors, or (ii) the unauthorized access to, acquisition of, disclosure of, and/or use of Personal Data, and Provider shall be obligated to pay, as direct damages, the total cost of breach notification; consumer remediation such as credit monitoring, credit reporting and identity theft insurance, each as deemed appropriate by [*****] for one year or as mandated by applicable law; all fines and penalties imposed by a governmental or regulatory authority as a result of such security breach; reasonable call center support for affected individuals; remediation support efforts such as forensics, public relations and other experts; and all other reasonable direct damages resulting from such security breach.

9. **TERMINATION OF PROCESSING.** Upon the earlier of (a) termination or expiration of commercial agreement between the Parties or (b) the retention period notified by Client to Provider, Provider shall, at the sole discretion of Client, either return to Client all Personal Data processed under the Project Order or delete or destroy the Personal Data, including existing copies, in accordance with data privacy requirements and Client's instructions and shall certify its compliance. No further processing of Personal Data received pursuant to the commercial agreement is permitted.

***

Exhibit B

Security Measures for Service Providers

Any capitalized terms not defined herein shall have the meaning ascribed to them in the Agreement.

1. **Security Program**

a. Provider shall implement and maintain a documented information security program ("Security Program") applicable to all facilities, networks, infrastructure, employees and cloud resources used by Provider to provide the services under this Agreement, including any applicable subcontractor facilities, networks, infrastructure, employees and cloud resources. The Security Program must contain commercially reasonable administrative, technical, and physical safeguards to monitor Provider's systems and protect [*****] information against anticipated threats or hazards regarding: security, confidentiality, or integrity; unauthorized or accidental destruction, loss, alteration or use; and unauthorized access or acquisition.

b. The Security Program must be consistent with ISO 27001 and applicable industry standards, and must include security policies covering all of the following:

Electronic Security
Change Management
Access Control & Authorization
Patching
Information Retention
Security Education
Passwords
Acceptable Use
Physical Security
Incident Management & Notification
Business Continuity & Disaster Recovery
Information Classification and Retention
Encryption
Backup
Firewalls
Application Security
Infrastructure Security
Software Development Lifecycle
Logging

c. Provider shall provide training on the Security Program for its employees and approved subcontractors ("Provider's Personnel") on an annual basis and will retain records of such training.

d. Provider's Personnel will comply with the Security Program while providing services under this Agreement.

e. Provider will provide prior written notice to [*****] of any potential material changes to the Security Program which could have adverse effects on the Security Program. Provider will retain a log of all changes to its Security Program and will review such log with [*****] upon reasonable request.

f. Provider will allow [*****] to audit its Security Program upon request within a reasonable timeframe.

g. Provider will complete [*****]'s security questionnaire annually within 2 weeks after a request from [*****].

2. **Security incident notification and response**

a. Provider shall maintain a security incident response plan ("Security Response Plan") and use it to monitor for any actual or suspected unauthorized access, use, disclosure, modification or destruction of: (i) [*****] Information; or (ii) any system that hosts, stores, or supports [*****] Information (each a "Security Incident"). The Security Response Plan shall be consistent with industry standards for detecting, identifying, and responding to Security Incidents. Provider shall review the Security Response Plan with [*****] upon request.

b. In the event there is a Security Incident that Provider reasonable believes or suspects may affect the confidentiality, integrity or availability of Personal Data or [*****] Information, Provider will immediately notify [*****] by calling the Project sponsor and sending an email to [*****] within 2 hours of Provider's discovery of such Security Incident. Provider's notice to [*****] shall include the following:

i. Date and time the Security Incident began and the date and time it was discovered;

ii. Description of the cause and nature of the Security Incident; and

iii. Whether the Provider has notified a law enforcement or regulatory authority, a customer, or any other third party of the Security Incident.

c. Provider shall promptly investigate the Security Incident and take all necessary steps to appropriately mitigate the threats or exposures that led to such a Security Incident. Provider shall provide periodic updates and any additional information regarding such security incident as reasonably requested by [*****]. Provider shall not destroy or alter any information (including audit logs) potentially related to such Security Incident until both parties reasonable agree the information is no longer needed.

d. Provider is prohibited from communicating with any individual or third party (other than as required by law) regarding any unauthorized access, use, or disclosure of Personal Data without prior written permission of [*****]. Unless otherwise provided by law, [*****] shall have sole discretion as to whether to provide notice to any affected individuals or third parties following a Security Incident.

e. Provider will provide assistance, cooperation and access to facilities and systems requested by [*****] and [*****] designated representatives, regulators, and law enforcement authorities in the investigation, remediation or mitigating of the Security Incident.

f. [*****] shall have the right to conduct an audit of Provider's records, systems and security, notwithstanding any limits as to timing, frequency or notice of [*****] audit rights.

g. [*****], in addition to any other available remedies, may seek an immediate injunction and/or other equitable relief. [*****] will not be required to post a bond or prove any damages if it seeks such injunction or relief.

h. [*****] may immediately and without penalty: (a) terminate this Agreement; and/or (b) terminate any individual Project Order.

i. In the event there is a Security Incident that does not affect the confidentiality, integrity, or availability of Personal Data or other [*****] information, but has a material impact on Provider's or its customers, Provider shall provide an executive summary of such Security Incident to [*****] without 2 weeks following Provider's discovery of the Security Incident.

3. **Infrastructure and Application Penetration testing & Vulnerability Scanning**

a. Provider must perform penetration test and vulnerability scanning ("Security Tests") of all applications developed or used to provide Services to [*****] and infrastructure used to provide [*****] Services. The Security Tests must test against OWASP top 10 vulnerabilities, Sans Top 25 vulnerabilities and logical vulnerabilities which could pose a threat to the confidentially, integrity or availability of [*****] Information. API's will be included in the Security Tests.

b. The Security Tests must be performed annually and following major releases/changes to the applications developed or used to provide Services to [*****] and infrastructure used to provide Services to [*****].

c. The Security Tests must categorize findings and be remediated as detailed in the matrix below:

- Critical – Handled immediately and addressed in current sprint/patch cycle
- High – Handled immediately and addressed in next sprint/patch cycle
- Medium – Scheduled for resolution within the next 4 sprints/patch cycles
- Low – Scheduled for resolution as soon as feasible /as soon as patch available

d. A log of the Security Tests results will be maintained by Provider and all results will be kept for a minimum of 3 years.

e. Security Test results will be sent to [*****] upon completion and provided to [*****] upon request and will include and not limited to the following:

i. Details on type of Security Test performed

ii. Date and time Security Test was initiated and completed

iii. Application and/or assets that Security Test was performed against

iv. Finding categorization matrix

v. Remediation plan for findings with defined timelines for remediation

f. [*****] retains the right to change the severity of a finding should it determine significant risk to the confidentially, integrity or availability of [*****] Information.

g. Code reviews ("Code Reviews") will be performed prior to releasing new builds into production of systems and applications used to provide services to [*****].

i. The Code Reviews must check for security vulnerabilities

ii. The Code Reviews will be logged, and logs will be maintained for a minimum of 3 years after expiration or termination of the Agreement or Project Order, whichever is longer. The Code Reviews logged must include the date and time review was performed, details on application that was reviewed, any security findings/bugs observed in the code review

iii. Name and title of person(s) performing the review

iv. Provider will provide [*****] the Code Reviews upon request

4. **Encryption.** All data in transit needs to be encrypted using the latest industry standards.

5. **Solution Architecture**

   a. Provider will maintain current documentation ("Architecture Documentation") on solution architecture with detailed diagrams showing data flow, network connections and infrastructure configurations.

   b. Provider will provide Architecture Documentation to [*****] upon request.

   c. Provider will maintain High Availability and Disaster Recovery architecture and plans ("Plans")

      i. The Plans will be provided to [*****] upon request.

      ii. The Plans must include technical diagrams and architectural configurations.

      iii. The systems and applications used to provide services to [*****] must be configured to provide High Availability and Disaster Recovery.

6. **Source Code**

   a. All source code will be stored and maintained in a repository provided by [*****].
   b. After services have been completed and any source code provided to [*****], any source code retained by Provider must be deleted.
   c. Source code developed for [*****] must not be duplicated work from Provider's work with other clients.
   d. Source code must include comments to allow [*****] to understand source code.
   e. Source code must not be copied from public sources.

Exhibit C

VENDOR CODE OF CONDUCT

Vendors providing services to a [*****] company must comply with the following:

1. **Compliance with Laws**

   Vendors must obey the laws of jurisdictions relevant to where services Vendors are providing [*****] are to be used.

2. **Gifts and Entertainment**

   Providing any [*****] employee with a gift of more than nominal value or entertainment that is more than a routine social amenity is not allowed.

3. **Payments to Government Personnel**

   Vendors must comply with the U.S. Foreign Corrupt Practices Act that prohibit giving anything of value, directly or indirectly, to officials of foreign governments or foreign political candidates in order to obtain or retain business. It is strictly prohibited to make illegal payments to government officials of any country. In addition, there are a number of laws and regulations regarding business gratuities which may be accepted by government personnel. The promise, offer or delivery to an official or employee of government of a gift, favor or other gratuity in violation of these rules could be a criminal offense. Vendors are prohibited from making any such gifts.

4. **Use and Protection of [*****] Information, Property, Systems and Other Resources**

   The facilities and other resources provided by [*****] are to be used in support of its business.

   - *Offensive and Inappropriate Material; Illegal Activities.* [*****] policies prohibit using these resources to send, distribute or receive illegal, sexually explicit, abusive, offensive, profane, defamatory or other inappropriate content.

   - *Other Competitive Information.* No information concerning competitors should be obtained through illegal means or other elicit or non-industry standard means, the propriety of which could be questioned under any conceivable circumstance.

   - *Third Party Intellectual Property.* Unauthorized use of third party intellectual property, including copyrighted materials, trademarks and patented items, by employees is strictly prohibited.

5. **Bribery, Kickback and Fraud**

   No funds or assets shall be paid, loaned or otherwise given as bribes, kickbacks or other payments designed to influence or compromise the conduct of the recipient; and no [*****] employee may accept any funds or other assets for assisting in obtaining business or for securing special concessions. The following conduct is expressly prohibited:

   - Payment or receipt of money, gifts, loans or other favors that may tend to influence business decisions or compromise independent judgment;

   - Payment or receipt of rebates or kickbacks for obtaining business for or from the Company;

   - Payment of bribes to government officials to obtain favorable rulings; and

   - Any other activity that would similarly degrade the reputation or integrity of the Company.

6. **Environment at [*****] Facilities**

   [*****] is committed to fostering a business-like atmosphere that promotes equal employment opportunities and prohibits discriminatory practices, including harassment. Relationships among persons in the workplace are expected to be business-like and free of unlawful bias, prejudice and harassment. While working at [*****] facilities, Vendors are expected to be conscientious, reliable and honest; to perform assigned responsibilities and duties in accordance with acceptable standards; to be courteous and cooperative with co-workers, management and customers; and to ensure the integrity and ethical standards of the Company. Vendors will not engage in activities that interfere with the performance of others, or with the operating procedures of [*****] or its customers.

7. **REPORTING SUSPECTED NON-COMPLIANCE**

   Known or suspected violations of the Code must be reported promptly, in writing where practical. Vendors are expected to cooperate in investigations of any suspected violation. Investigations will be conducted discreetly, as appropriate under the circumstances. Those investigating do not act as personal representatives or lawyers for participants in the investigation.

Exhibit D

Travel Policy for Vendors

To be reimbursed by [*****], travel expenses incurred by a vendor must be approved in advance, in writing, by the [*****] project manager. Vendors should ask the [*****] project manager whether a different purchase order number should be used for billing approved expenses. The following rules apply to approved expenses:

1. Invoices for expenses must be accompanied by receipts. Expenses will be reimbursed on a cost basis (no mark-up allowed).
2. Airfare. Must be booked at the lowest–priced coach or economy airfare that meets the business needs. Expense for premium seats or upgrades will not be reimbursed.
3. Lodging. Must be a standard-size, single occupancy room in the lowest priced, moderate-class hotel taking into consideration its location to the [*****] office or meeting location. Laundry, cleaning, and pressing charges are reimbursable only for five (5) or more consecutive days of travel.
4. Ground Transportation. Safe, cost-effective public transportation alternatives should be leveraged where available. If renting a vehicle, the mid-size is allowed unless a larger size is needed for a group.
5. Meals. Reimbursement is limited to the equivalent of $50 USD per day.
6. Time spent traveling is not compensable. Time spent on substantive work while traveling will be paid as provided for in the agreement for services.
7. The following expenses are not reimbursable:
   - Fees or dues for airline VIP clubs, hotel loyalty programs, or frequent-stayer programs
   - Alcoholic beverages
   - Personal services such as haircuts, manicures, and spa services
   - Personal entertainment or recreation such as magazines, books, movies, and mini-bar
   - Personal items such as shampoo
   - Clothing items, including accessories
   - Fines for traffic or parking violations
   - Expenses incurred by individuals other than the authorized traveler, such as a family member
   - Credit card fees
   - Expenses for entertaining [*****] employees